SUPPLEMENT DATED APRIL 14, 2021
TO

PROSPECTUSES DATED APRIL 11, 2006, AS SUPPLEMENTED DECEMBER 29, 2006,
AND PROSPECTUSES DATED MAY 1, 2006
FOR MASTERS IV AND MASTERS VII

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT F

This supplement contains information regarding changes to investment options that are available under your Contract.

Effective on or around April 30, 2021, the names of the following investment options will be changed:

Current Name	New Name
Invesco Oppenheimer V.I. Conservative Balanced Fund	Invesco V.I. Conservative Balanced Fund

Invesco Oppenheimer V.I. Global Fund	Invesco V.I. Global Fund

Invesco Oppenheimer V.I. Main Street Small Cap Fund	Invesco V.I. Main Street Small Cap Fund

Invesco Oppenheimer V.I. Main Street Fund	Invesco V.I. Main Street Fund

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.